Lehman Brothers                                   Fri, 26 Jul 2002, 15:15:28 EDT
                                                             wdorado:SASCO02-16A
                                   Yield Table

                                 SASCO 2002-16A
                             Settle as of 07/30/02

--------------------------------------------------------------------------------
                            Bond Summary - Bond 2-A1
--------------------------------------------------------------------------------
          Fixed Coupon:   5.550

              Orig Bal:   37,843,000

              Orig Not:   37,843,000

                Factor:   1.0000000

           Factor Date:   07/25/02                    Next Pmt:  08/25/02

                 Delay:   24                             Cusip:  G3P
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                  15.00 CPR              18.00 CPR             20.00 CPR             25.00 CPR                30.00 CPR
-----------------------------------------------------------------------------------------------------------------------------------
    Price      Yield    Duration     Yield    Duration     Yield    Duration     Yield    Duration        Yield    Duration
-----------------------------------------------------------------------------------------------------------------------------------
   100-00      5.42762   1.97638    5.41889    1.88840     5.41274   1.83097     5.39612   1.69187       5.37763    1.56010

-----------------------------------------------------------------------------------------------------------------------------------
Average Life        2.16906               2.06943               2.00444               1.84727                   1.69872
 First Pay          08/25/02              08/25/02              08/25/02              08/25/02                  08/25/02
 Last Pay           04/25/05              04/25/05              04/25/05              04/25/05                  04/25/05
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------
                40.00 CPR                50.00 CPR
------------------------------------------------------------
    Price    Yield    Duration       Yield    Duration
------------------------------------------------------------

   100-00    5.33385    1.31721      5.27826   1.09984

------------------------------------------------------------
Average Life       1.42585              1.18292
 First Pay         08/25/02             08/25/02
 Last Pay          04/25/05             04/25/05
------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Treasury Benchmarks    6Mo     2YR      3YR*      4YR*       5YR        7YR*      10YR      30YR
-------------------------------------------------------------------------------------------------
              Yield  1.6200   2.7180   3.2063    3.6753     4.0660     4.4165    4.8340    5.3530
             Coupon           3.2500                        3.5000               5.0000    5.3750
-------------------------------------------------------------------------------------------------

Comments:
   (1)  All groups run at same speeds
--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                   Fri, 26 Jul 2002, 15:15:28 EDT
                                                             wdorado:SASCO02-16A
                                   Yield Table

                                 SASCO 2002-16A
                             Settle as of 07/30/02

--------------------------------------------------------------------------------
                            Bond Summary - Bond 3-A1
--------------------------------------------------------------------------------
          Fixed Coupon:   4.175

              Orig Bal:   66,580,000

              Orig Not:   66,580,000

                Factor:   1.0000000

           Factor Date:   07/25/02                    Next Pmt:  08/25/02

                 Delay:   24                             Cusip:  G3P
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                  15.00 CPR              18.00 CPR             20.00 CPR             25.00 CPR                30.00 CPR
-----------------------------------------------------------------------------------------------------------------------------------
    Price      Yield    Duration     Yield    Duration     Yield    Duration     Yield    Duration        Yield    Duration
-----------------------------------------------------------------------------------------------------------------------------------
   100-00     4.11625   2.91996     4.10900   2.71340     4.10387   2.58439     4.08987    2.28708       4.07392    2.02225

-----------------------------------------------------------------------------------------------------------------------------------
Average Life       3.23544               2.99747               2.84915              2.50828                    2.20591
 First Pay         08/25/02              08/25/02              08/25/02             08/25/02                   08/25/02
 Last Pay          05/25/07              05/25/07              05/25/07             05/25/07                   05/25/07
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------
                 40.00 CPR                50.00 CPR
-------------------------------------------------------------
    Price     Yield    Duration       Yield    Duration
-------------------------------------------------------------

   100-00     4.03558  1.58194       3.98686    1.23918

-------------------------------------------------------------
Average Life      1.70687                 1.32275
 First Pay        08/25/02                08/25/02
 Last Pay         05/25/07                11/25/06
-------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Treasury Benchmarks    6Mo     2YR      3YR*      4YR*       5YR        7YR*      10YR      30YR
-------------------------------------------------------------------------------------------------
              Yield  1.6200   2.7180   3.2063    3.6753    4.0660     4.4165     4.8340    5.3530
             Coupon           3.2500                       3.5000                5.0000    5.3750
-------------------------------------------------------------------------------------------------

Comments:
   (1)  All groups run at same speeds
--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                   Fri, 26 Jul 2002, 15:15:29 EDT
                                                             wdorado:SASCO02-16A
                                   Yield Table

                                 SASCO 2002-16A
                             Settle as of 07/30/02

--------------------------------------------------------------------------------
                            Bond Summary - Bond 4-A1
--------------------------------------------------------------------------------
          Fixed Coupon:   5.800

              Orig Bal:   20,000,000

              Orig Not:   103,044,000

                Factor:   1.0000000

           Factor Date:   07/25/02                    Next Pmt:  08/25/02

                 Delay:   24                             Cusip:  G3P
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                  15.00 CPR              18.00 CPR             20.00 CPR             25.00 CPR                30.00 CPR
-----------------------------------------------------------------------------------------------------------------------------------
    Price      Yield    Duration     Yield    Duration     Yield    Duration     Yield    Duration        Yield    Duration
-----------------------------------------------------------------------------------------------------------------------------------
    100-00    5.73008    2.74935    5.71982   2.56247     5.71260    2.44550    5.69291   2.17487        5.67057    1.93228

-----------------------------------------------------------------------------------------------------------------------------------
Average Life       3.15647               2.93031               2.78916               2.46375                   2.17362
 First Pay         08/25/02              08/25/02              08/25/02              08/25/02                  08/25/02
 Last Pay          03/25/07              03/25/07              03/25/07              03/25/07                  03/25/07
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------
                   40.00 CPR                50.00 CPR
---------------------------------------------------------------
    Price       Yield    Duration       Yield    Duration
---------------------------------------------------------------

   100-00      5.61703    1.52482      5.54919    1.20331

---------------------------------------------------------------
Average Life         1.69098                1.31570
 First Pay           08/25/02               08/25/02
 Last Pay            03/25/07               11/25/06
---------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Treasury Benchmarks    6Mo     2YR      3YR*      4YR*       5YR        7YR*      10YR      30YR
-------------------------------------------------------------------------------------------------
              Yield  1.6200   2.7180   3.2063    3.6753     4.0660     4.4165    4.8340    5.3530
             Coupon           3.2500                        3.5000               5.0000    5.3750
-------------------------------------------------------------------------------------------------

Comments:
   (1)  All groups run at same speeds
--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                   Fri, 26 Jul 2002, 15:15:29 EDT
                                                             wdorado:SASCO02-16A
                                   Yield Table

                                 SASCO 2002-16A
                             Settle as of 07/30/02

--------------------------------------------------------------------------------
                            Bond Summary - Bond 4-A2
--------------------------------------------------------------------------------
          Fixed Coupon:   6.375

              Orig Bal:   83,044,000


                Factor:   1.0000000

           Factor Date:   07/25/02                    Next Pmt:  08/25/02

                 Delay:   24                             Cusip:  G3P
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                  15.00 CPR              18.00 CPR             20.00 CPR             25.00 CPR                30.00 CPR
-----------------------------------------------------------------------------------------------------------------------------------
    Price      Yield    Duration     Yield    Duration     Yield    Duration     Yield    Duration        Yield    Duration
-----------------------------------------------------------------------------------------------------------------------------------
   100-00     6.30384    2.71302    6.29247    2.52958    6.28448    2.41472    6.26269   2.14892        6.23798    1.91050

-----------------------------------------------------------------------------------------------------------------------------------
Average Life       3.15647               2.93031                2.78916              2.46375                   2.17362
 First Pay         08/25/02              08/25/02               08/25/02             08/25/02                  08/25/02
 Last Pay          03/25/07              03/25/07               03/25/07             03/25/07                  03/25/07
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------
                   40.00 CPR                50.00 CPR
---------------------------------------------------------------
    Price       Yield    Duration       Yield    Duration
---------------------------------------------------------------

   100-00      6.17885    1.50970      6.10400   1.19298

---------------------------------------------------------------
Average Life        1.69098                 1.31570
 First Pay          08/25/02                08/25/02
 Last Pay           03/25/07                11/25/06
---------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Treasury Benchmarks    6Mo     2YR      3YR*      4YR*       5YR        7YR*      10YR      30YR
-------------------------------------------------------------------------------------------------
              Yield  1.6200   2.7180  3.2063     3.6753     4.0660    4.4165     4.8340    5.3530
             Coupon           3.2500                        3.5000               5.0000    5.3750
-------------------------------------------------------------------------------------------------

Comments:
   (1)  All groups run at same speeds
--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.